UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 18, 2018
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001589804
COMM 2013-CCRE8 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-184376-04
(Commission File Number)

46-2900279
46-3185211
46-6886381
(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas
as Certificate Administrator
1761 East St. Andrew Place
Santa Ana, CA 92705
(Address of principal executive offices of registrant)

(212) 250-2500
Registrant's telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02. Change of Servicer or Trustee.
Pursuant to Section 3.22 of the Pooling and Servicing Agreement, dated as of June 1, 2013 (the "COMM 2013-CCRE8 PSA"), by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Midland Loan Services, a Division of PNC
Bank, National Association, as Master Servicer and as Special Servicer  ("Midland"), U.S. Bank National Association,
as Trustee, Deutsche Bank Trust Company Americas, as Certificate Administrator, Paying Agent and Custodian, and Park
Bridge Lender Services LLC, as Operating Advisor, the Directing Holder has the right, at any time prior to the occurrence and continuance of a Control Termination Event (or if a Control Termination Event has occurred but is no longer continuing), to terminate the existing special servicer, with or without cause, and to appoint a successor special servicer under the COMM 2013-CCRE8 PSA.

Waterfall Asset Management, LLC, as the current Directing Holder terminated Midland, as special servicer under the
COMM 2013-CCRE8 PSA and appointed LNR Partners, LLC ("LNR Partners") as the successor special servicer under the
COMM 2013-CCRE8 PSA, effective as of December 18, 2018.  Capitalized terms that are used but not defined herein have the respective meanings assigned to them in the COMM 2013-CCRE8 PSA.

Effective as of December 18, 2018, the mortgage loans securitized in the COMM 2013-CCRE8 Mortgage Trust transaction
(other than with respect to any Non-Serviced Mortgage Loan) will be specially serviced, if necessary, pursuant to the
COMM 2013-CCRE8 PSA by LNR Partners.

The Special Servicer - LNR Partners
LNR Partners, LLC ("LNR Partners"), a Florida limited liability company and a subsidiary of Starwood Property Trust,
Inc. ("STWD"), a Maryland corporation, has been appointed to act as special servicer for the Mortgage Loans deposited into the Trust (other than any Non-Serviced Mortgage Loan) and any Serviced Companion Loan.  The principal executive offices of LNR Partners are located at 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

STWD through its subsidiaries, affiliates and joint ventures, is involved in the real estate finance, management and development business and engages in, among other activities:

- acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,
- investing in high-yielding real estate-related debt and equity, and
- investing in, and managing as special servicer, unrated, below investment grade rated and investment grade rated commercial mortgage backed securities.

STWD and its affiliates hold and manage over $13 billion of debt and equity commercial real estate investments.

LNR Partners and its affiliates have substantial experience in working out loans and in performing the other obligations of the special servicer as more particularly described in the COMM 2013-CCRE8 PSA, including, but not limited to, processing borrower requests for lender consent to assumptions, leases, easements, partial releases and expansion and/or redevelopment of the mortgaged properties. LNR Partners and its affiliates have been engaged in the special servicing of commercial real estate assets for over 22 years.  The number of commercial mortgage backed securitization pools specially serviced by LNR Partners and its affiliates has increased from 46 in December 1998 to 173 as of September 30, 2018. More
specifically, LNR Partners (and its predecessors in interest) acted as special servicer with respect to:

- 84 domestic commercial mortgage backed securitization pools as of December 31, 2001, with a then current face value in excess of $53 billion;
- 101 domestic commercial mortgage backed securitization pools as of December 31, 2002, with a then current face value in excess of $67 billion;
- 113 domestic commercial mortgage backed securitization pools as of December 31, 2003, with a then current face value in excess of $79 billion;
- 134 domestic commercial mortgage backed securitization pools as of December 31, 2004, with a then current face value in excess of $111 billion;
- 142 domestic commercial mortgage backed securitization pools as of December 31, 2005, with a then current face value in excess of $148 billion;
- 143 domestic commercial mortgage backed securitization pools as of December 31, 2006, with a then current face value in excess of $201 billion;
- 143 domestic commercial mortgage backed securitization pools as of December 31, 2007 with a then current face value in excess of $228 billion;
- 138 domestic commercial mortgage backed securitization pools as of December 31, 2008 with a then current face value in excess of $210 billion;
- 136 domestic commercial mortgage backed securitization pools as of December 31, 2009 with a then current face value in excess of $191 billion;
- 144 domestic commercial mortgage backed securitization pools as of December 31, 2010 with a then current face value in excess of $201 billion;
- 140 domestic commercial mortgage backed securitization pools as of December 31, 2011 with a then current face value in excess of $176 billion;
- 131 domestic commercial mortgage backed securitization pools as of December 31, 2012 with a then current face value in excess of $136 billion;
- 141 domestic commercial mortgage backed securitization pools as of December 31, 2013 with a then current face value in excess of $133 billion;
- 152 domestic commercial mortgage backed securitization pools as of December 31, 2014 with a then current face value in excess of $135 billion;
- 159 domestic commercial mortgage backed securitization pools as of December 31, 2015 with a then current face value in excess of $111 billion;
- 153 domestic commercial mortgage backed securitization pools as of December 31, 2016 with a then current face value in excess of $87 billion;
- 160 domestic commercial mortgage backed securitization pools as of December 31, 2017 with a then current face value in excess of $68.9 billion; and
- 173 domestic commercial mortgage backed securitization pools as of September 30, 2018 with a then current face value in excess of $78.6 billion.

As of September 30, 2018, LNR Partners has resolved approximately $75.2 billion of U.S. commercial and multifamily loans over the past 22 years, including approximately $1.1 billion of U.S. commercial and multifamily mortgage loans during
2001, $1.9 billion of U.S. commercial and multifamily mortgage loans during 2002, $1.5 billion of U.S. commercial and multifamily mortgage loans during 2003, $2.1 billion of U.S. commercial and multifamily mortgage loans during 2004,
$2.4 billion of U.S. commercial and multifamily mortgage loans during 2005, $0.9 billion of U.S. commercial and multifamily mortgage loans during 2006, $1.4 billion of U.S. commercial and multifamily mortgage loans during 2007, $1.0 billion of
U.S. commercial and multifamily mortgage loans during 2008, $1.2 billion of U.S. commercial and multifamily mortgage loans during 2009, $7.7 billion of U.S. commercial and multifamily mortgage loans during 2010, $10.9 billion of U.S. commercial and multifamily mortgage loans during 2011, $11.7 billion of U.S. commercial and multifamily mortgage loans during 2012,
$6.5 billion of U.S. commercial and multifamily mortgage loans during 2013, $6.3 billion of U.S. commercial and multifamily mortgage loans during 2014, approximately $6 billion of U.S. commercial and multifamily mortgage loans during 2015, approximately $3.9 billion of U.S. commercial and multifamily mortgage loans during 2016, approximately $4.5 billion of
U.S. commercial and multifamily mortgage loans during 2017, and approximately $4.1 billion of U.S. commercial and multifamily mortgage loans through September 30, 2018.

STWD or one of its affiliates generally seeks CMBS investments where it has the right to appoint LNR Partners as the special servicer. LNR Partners and its affiliates have regional offices located across the country in Florida, Georgia, Massachusetts,
California, New York and North Carolina. As of September 30, 2018, LNR Partners and its affiliates specially service a portfolio, which included approximately 5,659 assets across the United States and various international properties with a then current face value of approximately $78.6 billion, all of which are commercial real estate assets. Those commercial real estate assets include mortgage loans secured by the same types of income producing properties as secure the mortgage loans backing the
Certificates. Accordingly, the assets of LNR Partners and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth. LNR Partners does not service any assets other than commercial real estate assets.

LNR Partners maintains internal and external watch lists, corresponds with master servicers on a monthly basis and conducts overall deal surveillance and shadow servicing. LNR Partners has developed distinct strategies and procedures for working with borrowers on problem loans (caused by delinquencies, bankruptcies or other breaches of the loan documents) designed to maximize value from the assets for the benefit of the certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the applicable servicing standard. Generally, four basic factors are considered by LNR Partners as part of its analysis and determination of what strategies and procedures to utilize in connection with problem loans. They are (i) the condition and type of mortgaged property, (ii) the borrower, (iii) the jurisdiction in which the mortgaged property is located and (iv) the actual terms, conditions and provisions of the underlying loan documents. After each of these items is evaluated and considered,
LNR Partners' strategy is guided by the servicing standard and all relevant provisions of the applicable pooling and servicing agreement pertaining to specially serviced and REO mortgage loans.

LNR Partners has the highest ratings afforded to special servicers by S&P and is rated "CSS1-" by Fitch.

There have not been, during the past three years, any material changes to the policies or procedures of LNR Partners in the servicing function it will perform under the COMM 2013-CCRE8 PSA for assets of the same type included in this securitization transaction. LNR
Partners has not engaged, and currently does not have any plans to engage, any sub-servicers to perform on its behalf any of its duties with respect to this securitization transaction. LNR Partners does not believe that its financial condition will have any adverse effect on the performance of its duties under the COMM 2013-CCRE8 PSA and, accordingly, will not have any material impact on the Mortgage Pool performance or the performance of the Certificates. Generally, LNR Partners' servicing functions under pooling and servicing agreements do not include collection on the pool assets, however LNR Partners does maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the servicing standard set forth in each of such pooling and servicing agreements. LNR Partners does not have any material advancing obligations with respect to the commercial mortgage backed securitization pools as to which it acts as special servicer.
Generally, LNR Partners has the right, but not the obligation, to make property related servicing advances in emergency situations with respect to commercial mortgage backed securitization pools as to which it acts as special servicer.

LNR Partners will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. On occasion, LNR Partners may have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent that LNR Partners has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard.

No securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer has experienced an event of default as a result of any action or inaction by LNR Partners as special servicer. LNR Partners has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by LNR Partners with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer.

There are, to the actual current knowledge of LNR Partners, no special or unique factors of a material nature involved in special servicing the particular types of assets included in the subject securitization, as compared to the types of assets specially serviced by LNR Partners in other commercial mortgage backed securitization pools generally, for which LNR Partners has developed processes and procedures which materially differ from the processes and procedures employed by LNR Partners in connection with its special servicing of commercial mortgaged backed securitization pools generally.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated, by governmental authorities, against LNR Partners or of which any of its property is the subject, that are material to the Certificateholders.

In the commercial mortgage backed securitizations in which LNR Partners acts as special servicer, LNR Partners may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, LNR Partners'
appointment as special servicer under the applicable servicing agreement and limitations on such person's right to replace LNR
Partners as the special servicer.

LNR Partners is not an affiliate of the depositor, the underwriters, the issuing entity, the master servicer, the trustee, the certificate administrator, the operating advisor, the asset representations reviewer, any sponsor, any originator or any significant obligor.

Except for LNR Partners acting as special servicer for this securitization transaction and except for LNR Securities Holdings II, LLC owning a portion of the Class F Certificates in the Original Certificate Balance of $2,130,000.00 and LNR Securities Holdings, LLC
owning a portion of the Class G Certificates in the Original Certificate Balance of $6,231,007.00, there are no specific relationships that are material involving or relating to this securitization transaction or the Mortgage Loans between LNR Partners or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicer, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years.  In addition, other than as disclosed in this Current Report on Form 8-K, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party -
apart from this securitization transaction - between LNR Partners or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicer, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years and that are material to an investor's understanding of the certificates.

Except for fees and additional special servicing compensation under the COMM 2013-CCRE8 PSA,  and except that LNR Securities Holdings
II, LLC owning a portion of the Class F Certificates and LNR Securities Holdings, LLC owning a portion of the Class G Certificates as set forth above, neither LNR Partners nor any of its affiliates currently holds any economic interest in this securitization as of the date of this Current Report on Form 8-K, including without limitation any other certificates issued by the issuing entity.  However, each of LNR Partners and its affiliates will be entitled at their discretion to acquire certificates issued by the issuing entity in secondary market transactions, and in each such case will have the right to dispose of any such certificates at any time.

The information set forth above under this heading "The Special Servicer-LNR Partners" has been provided by LNR Partners.

A description of additional material terms of the COMM 2013-CCRE8 PSA regarding the role of the special servicer, including limitations on the special servicer's liability under the COMM 2013-CCRE8 PSA and terms regarding the special servicer's removal, replacement, resignation or transfer, is included in the Prospectus Supplement filed by COMM 2013-CCRE8 Mortgage Trust on June 13, 2013 and filed with the Securities and Exchange Commission (SEC File Number 333-184376-04).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)

Date:    December 18, 2018

/s/ Natalie Grainger
Name:  Natalie Grainger
Title: Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director